EXHIBIT (18)(a)
                           POWER OF ATTORNEY


        We, the undersigned State Street Research Master Investment Trust ("Master Trust"), a Massachusetts business trust, its trustees, its principal executive officer and its principal financial and accounting officer, hereby severally constitute and appoint Francis J. McNamara, III and Darman A. Wing, as our true and lawful attorneys, with full power to each of them alone to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments thereto of the Master Trust filed with the Securities and Exchange Commission and generally to do all such things in our names and in the indicated capacities as are required to enable the Master Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they have been and may be signed by our said attorneys to said Registration Statements, and any and all amendments thereto.

        IN WITNESS WHEREOF, we have hereunto set our hands, on this 2nd day of March, 1998.


SIGNATURES

STATE STREET RESEARCH MASTER INVESTMENT TRUST


By:  /s/ Ralph F. Verni
     -----------------------------
         Ralph F. Verni, Chief Executive
         Officer and President


/s/ Ralph F. Verni                         /s/ Dean O. Morton
    ------------------------------             --------------------------------
    Ralph F. Verni, Trustee and                Dean O. Morton, Trustee
    principal executive officer


/s/ Gerard P. Maus                         /s/ Thomas L. Phillips
    ------------------------------             --------------------------------
    Gerard P. Maus,                            Thomas L. Phillips, Trustee
    Principal financial
    and accounting officer



/s/ Steve A. Garban                        /s/ Toby Rosenblatt
    ------------------------------             --------------------------------
    Steve A. Garban, Trustee                   Toby Rosenblatt, Trustee


/s/ Malcolm T. Hopkins                     /s/ Michael S. Scott Morton
    ------------------------------            --------------------------------
    Malcolm T. Hopkins, Trustee                Michael S. Scott Morton, Trustee


/s/ Edward M. Lamont                       /s/ Jeptha H. Wade
    ------------------------------             --------------------------------
    Edward M. Lamont, Trustee                  Jeptha H. Wade, Trustee


/s/ Robert A. Lawrence
    ------------------------------
    Robert A. Lawrence, Trustee